               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), by and among FRISBY TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and the investors listed on Schedule 1 hereto (the "Investors"), is made as of the 19th day of November 2001 for the purpose of amending and restating the Registration Rights Agreement, among the Company and the Investors, dated May 30, 2000 (the "Original Agreement"). References herein to the "date hereof" shall be deemed references to the date of the Original Agreement.

                                    RECITALS

         A. MUSI Investments S.A. ("MUSI") has transferred to Finpart International S.A. ("Finpart International") 1,716,327 shares of Common Stock owned by MUSI (the "Transferred Shares").

         B. The Company has issued to MUSI 1,400,123 shares of Common Stock (the "Conversion Shares") as a result of the conversion of that certain Convertible Promissory Date, dated as of May 14, 2001, executed by the Company in favor of MUSI, and Gregory S. Frisby and Jeffry D. Frisby have transferred to MUSI 500,000 shares of Common Stock (the "Frisby Transferred Shares") pursuant to that certain Share Transfer Agreement, dated as of the date hereof, between MUSI, Gregory S. Frisby, and Jeffry D. Frisby.

         C. The Transferred Shares are currently in the process of being registered by the Company pursuant to a Registration Statement on Form S-3 filed with the SEC on October 26, 2001 (the "Pending Registration").

         D. The Company and the Investors desire to now amend and restate this Agreement to (i) include the Conversion Shares and Frisby Transferred Shares within the definition of Registrable Securities, and (ii) include Finpart International as an Investor party hereto and include the Transferred Shares within the definition of Registrable Securities until such time as the Pending Registration is declared effective by the SEC.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

         1. Definitions; Joinder

         (a) Definitions. For purposes of this Agreement, in addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

         "Advice" has the meaning set forth in Section 6.

         "Affiliate" has the meaning given to that term in Rule 405 under the Securities Act.

         "Common Stock" means the common stock, par value $0.001, of the Company.

         "Company" has the meaning set forth in the preamble.

         "indemnified party" has the meaning set forth in Section 8(c).

         "indemnifying party" has the meaning set forth in Section 8(c).

         "Losses" has the meaning set forth in Section 8(a).

         "New York Court" has the meaning set forth in Section 11(j).

         "Notice" has the meaning set forth in Section 3(c).

         "Prospectus" means the prospectus included in any Registration Statement (including without limitation a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including without limitation post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "Purchase Agreement" means that certain Purchase Agreement dated as of May 30, 2000 by and among the Company and the Investors.

         "Registrable Securities" means (i) the shares of Common Stock purchased under the Purchase Agreement and that are issued upon exercise of the Warrant, (ii) the warrants issued under the Warrant Agreement, (iii) the Conversion Shares, (iv) the Frisby Transferred Shares, (v) the Transferred Shares (but only until such time as the Pending Registration is declared effective), and (vi) any other securities issued in respect of the shares of Common Stock referred to in clause (i) or (ii) upon any stock split, stock dividend, recapitalization or other distribution with respect to, conversion or exchange of or in replacement of such shares, until, in the case of any such security, (x) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (y) it is saleable by the holder thereof pursuant to Rule 144(k) without any volume limitation applicable thereto, or (z) it is distributed to the public pursuant to Rule 144; provided, however, that any shares previously sold pursuant to a registered public offering or pursuant to an exemption from the registration requirements of the Securities Act under which the transferee does not receive "restricted securities" shall cease to be Registrable Securities for the Investors.

         "Registration Expenses" has the meaning set forth in Section 7(a).

         "Registration Statement" means any registration statement under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including without limitation the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.


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


         "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Special Counsel" has the meaning set forth in Section 4(a).

         "Unit" has the meaning set forth in the preamble.

         "Warrant" means the right to acquire one share of Common Stock.

         "Warrant Agreement" means the warrant agreement between the Company and the Investors, dated the date hereof.

         (b) Joinder of Finpart International. Finpart International is hereby deemed an "Investor" for all purposes under this Agreement.

         2. Holders of Registrable Securities. Whenever a number or percentage of Registrable Securities is to be determined hereunder, each then-outstanding share that is exercisable to purchase, convertible into or exchangeable for shares of capital stock of the Company will be deemed to be equal to the number of shares of Common Stock for which such share (or the security into which such share is then convertible) is then so purchasable, convertible or exercisable.

         3. Shelf Registration. (a) Upon written request from an Investor or Investors holding at least 35% of the Registrable Securities then outstanding and in no event later than 120 days after the date hereof, the Company will register (a "Shelf Registration") all Registrable Securities held by such Investor or Investors by filing a Registration Statement on Form S-3 (or any equivalent successor form) with the SEC under and in accordance with the provisions of the Securities Act. Upon receipt of such written request, the Company shall, within five days thereof, give written notice of such request to all Investors, and the Company shall include in the Shelf Registration all the Registrable Securities which the Investors shall in writing request (within 20 days of receipt of the notice given by the Company pursuant to this Section 3(a)) to be included in such Shelf Registration. The Company will use its best efforts to cause the Registration Statement on Form S-3 to be declared effective by the SEC within 60 calendar days of the filing of such Registration Statement with the SEC. The Company will keep the Registration Statement filed in respect thereof effective until such time when all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement. Notwithstanding anything herein to the contrary, the Investors agree that the Pending Registration constitutes a Shelf Registration hereunder.

         (b) Postponement of Shelf Registration. The Company will be entitled to postpone the filing period (or suspend the effectiveness) of any Shelf Registration for a reasonable period of time, not in excess of 30 calendar days, if the Board of Directors of the Company determines, in the good faith exercise of its reasonable business judgment, that such registration and offering could materially interfere with bona fide financing plans of the Company or would require disclosure of information, the premature disclosure of which could materially and adversely affect the Company or otherwise would not be in the best interest of the Company. If the Company postpones the filing of a Registration Statement, it will promptly notify the holders of Registrable Securities in writing of the postponement, the reasons therefor and the proposed length of the postponement and promptly notify such holders in writing when the events or circumstances permitting such postponement have ended. The rights provided hereunder may be exercised on only one occasion, notwithstanding any other provision hereto.

         4. Registration Procedures. In connection with the Company's registration obligations pursuant to Section 3 hereof, the Company will effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

         (a) Prepare and file with the SEC a Registration Statement on Form S-3 (or any equivalent successor form) under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and their counsel (the "Special Counsel") copies of all such documents proposed to be filed, and will provide such holders and the Special Counsel five days to review and comment on such documents. The Company will not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Securities covered by such Registration Statement and the Special Counsel, shall reasonably object on a timely basis;

         (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 3; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented;

         (c) Notify the selling holders of Registrable Securities and the Special Counsel, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 4(m) hereof (including any underwriting agreement) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the occurrence of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate;

         (d) Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

         (e) If requested by the holders of a majority of the Registrable Securities being registered, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as such holders agree should be included therein as may be required by applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any actions under this Section 4(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

         (f) Furnish to each selling holder of Registrable Securities and the Special Counsel without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits, unless requested in writing by such holder or counsel);

         (g) Deliver to each selling holder of Registrable Securities and the Special Counsel without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

         (h) Prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; provided, however that the Company will not be required to (i) qualify generally to do business in any jurisdiction in which it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction in which it is not then so subject;

         (i) Cooperate with the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates will not bear any restrictive legends;

         (j) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States except as may be required solely as a consequence of the nature of such selling holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

         (k) Upon the occurrence of any event contemplated by Section 4(c)(vi) or 4(c)(vii) hereof, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the Investors of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (l) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be listed on the NASDAQ Small Cap National Market or any other securities exchange, if any, on which similar securities issued by the Company are then listed;

         (m) Enter into such agreements and take all such other actions in connection therewith (including those requested by the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, (i) make such representations and warranties to the holders of such Registrable Securities, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the holders of a majority of the Registrable Securities being sold) addressed to such selling holders of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters, including without limitation the matters referred to in clause (i) above; (iii) use its best efforts to obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling holder of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the Special Counsel to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or similar agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such agreement as and to the extent required thereunder;

         (n) Make available for inspection by a representative of the holders of Registrable Securities being sold, and Special Counsel or any accountant retained by such selling holders, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquires of regulatory authorities, or (iii) disclosure of such records, information or documents, in the opinion of counsel to such person, is otherwise required by law (including without limitation pursuant to the requirements of the Securities Act);

         (o) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month period.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within five days after receiving such request.


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


         Each holder of Registrable Securities will be deemed to have agreed by virtue of its acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(v), 4(c)(vi) or 4(c)(vii) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the time period prescribed in Section 3(a) hereof will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof or (y) the Advice.

         5. Registration Expenses. (a) All Registration Expenses will be borne by the Company whether or not any Registration Statement becomes effective. "Registration Expenses" will mean all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (i) all registration and filing fees (including without limitation fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) in compliance with securities or "blue sky" laws (including without limitation fees and disbursements of counsel for the underwriters or selling holders in connection with "blue sky" qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the holders of a majority of the Registrable Securities being sold may designate)), (ii) printing expenses (including printing of prospectuses if requested by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and the Special Counsel for the sellers of the Registrable Securities, (v) fees and disbursements of all independent certified public accountants referred to in Section 4(m)(iii) hereof (including the expenses of any special audit and "comfort" letters required by or incident to such performance), (vi) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc., (vii) Securities Act liability insurance if the Company so desires such insurance, and (viii) fees and expenses of all other persons retained by the Company, provided, however, that Registration Expenses will not include fees and expenses of counsel for the holders of Registrable Securities other than as provided herein, all of which shall be borne by such holders. In addition, the Company will pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company.

         6. Indemnification. (a) Indemnification by the Company. The Company will, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities registered pursuant to this Agreement, the officers, directors and agents and employees of each of them, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such holder expressly for use therein; provided, however, that the Company will not be liable to any holder of Registrable Securities to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A) (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such holder of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) such untrue statement or alleged untrue statement or such omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, and such holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

         The rights of any holder of Registrable Securities hereunder will not be exclusive of the rights of any holder of Registrable Securities under any other agreement or instrument of any holder of Registrable Securities to which the Company is a party. Nothing in such other agreement or instrument will be interpreted as limiting or otherwise adversely affecting a holder of Registrable Securities hereunder and nothing in this Agreement will be interpreted as limiting or otherwise adversely affecting the holder of Registrable Securities' rights under any such other agreement or instrument, provided, however, that no indemnified party will be entitled hereunder to recover more than its indemnified Losses.

         (b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities will severally indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is finally judicially determined to have been contained in any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus and was relied upon by the Company in the preparation of such

Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses and underwriter's discounts and commissions) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. If any person shall become entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party, as incurred, within five calendar days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 6, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

         (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or 6(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 6(d), an indemnifying party that is a selling holder of Registrable Securities will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The provisions of this Section 6 will survive any termination of this Agreement.

         7. Rules 144 and 144A. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, and will cooperate with any holder of Registrable Securities (including without limitation by making such representations as any such holder may reasonably request), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rules 144 and 144A (including without limitation the requirements of Rule 144A(d)(4)). Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such filing requirements.

         8. Miscellaneous. (a) Additional Investors. Any "Additional Investor" as defined in the Purchase Agreement shall become a party to this Agreement by signing a counterpart joinder hereof and shall thereupon be an "Investor" hereunder. The Company shall promptly deliver to each party an amended list of Investors which includes any Additional Investors.

         (b) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

         (c) No Inconsistent Agreements. The Company has not, as of the date hereof, and will not, on or after the date hereof, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority of the then-outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of a majority of the Registrable Securities being sold by such holders; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and will be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by fax, or
(iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

                  (1)      If to the Company:

                           Frisby Technologies, Inc.
                           3195 Centre Park Boulevard
                           Winston-Salem, North Carolina 27107
                           Attn:  John L. Ruggiero
                           Facsimile No.:  (336) 784-8682

         and thereafter at such other address, notice of which is given to the holders of Registrable Securities in accordance with the provisions of this Section 8(e);

                  (2) If to the Investors or any other holder of Registrable Securities, at their respective addresses set forth on the books and records of the Company, or at such other address, notice of which is given by such Investors to the Company in accordance with the provisions of this Section 8(e).

         (f) Owner of Registrable Securities. The Company will maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in the stock book of the Company as the owner thereof for all purposes, including without limitation the giving of notices under this Agreement.

         (g) Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. The Company may not assign its rights or obligations hereunder without the prior written consent of each holder of any Registrable Securities. No Stockholder may assign its rights or obligations under this Agreement to any subsequent holder of shares unless such holder has acquired at least 33% of the total outstanding shares of Common Stock, whereupon such holder will be deemed to be a "Stockholder" for all purposes under this Agreement. Notwithstanding the foregoing, MUSI Investments S.A. ("MUSI") may assign its rights and obligations under this Agreement to any Affiliate of MUSI. Notwithstanding the foregoing, no transferee will have any of the rights granted under this Agreement (i) until such transferee shall have acknowledged its rights and obligations hereunder by a signed written statement of such transferee's acceptance of such rights and obligations or (ii) if the transferor notifies the Company in writing on or prior to such transfer that the transferee shall not have such rights. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company is not the surviving corporation unless the proposed surviving corporation, prior to the merger, consolidation or reorganization, agrees in writing to assume the obligations of the Company under this Agreement, and for that purpose references herein to "Registrable Securities" shall be deemed to be references to the securities to which holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities in any such merger, consolidation or reorganization unless such securities were registered under the Securities Act in connection with the merger, consolidation or reorganization.

         (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

         (i) Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

         (j) Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

         (k) Jurisdiction; Consent to Service of Process. Each of the Investors and the Company irrevocably submits to the non-exclusive jurisdiction of any court located in the Borough of Manhattan or the United States Federal Court sitting in the Southern District of New York over any suit, action or proceeding arising out of or relating to this Agreement. Each of the Investors and the Company consents to process being served in any such suit, action or proceeding by serving a copy thereof upon the agent for service of process, provided that to the extent lawful and possible, written notice of such service will also be mailed to such Investors or the Company, as the case may be. Each of the Investors and the Company agrees that such service will be deemed in every respect effective service of process upon such Investors or the Company, as the case may be, in any such suit, action or proceeding and will be taken and held to be valid personal service upon such Stockholder or the Company, as the case may be. Nothing in this subsection will affect or limit any right to serve process in any manner permitted by law, to bring proceedings in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. Each of the Investors and the Company waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 8(k).

         (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties hereto will use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

         (m) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.


                    [Remainder of page intentionally blank]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                    FRISBY TECHNOLOGIES, INC.


                                    By:  /s/Gregory S. Frisby
                                       ----------------------------------------
                                       Name: Gregory S. Frisby
                                       Title: Chairman & Chief Executive Officer


                                    INVESTORS

                                       FINPART INTERNATIONAL S.A.


                                    By:  /s/ Gianluigi Facchini
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    MUSI INVESTMENTS S.A.


                                    By:  /s/ Luca Bassani Antivari
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    SCHOELLER TEXTIL AG


                                    By:  /s/ F. Albers    /s/Hans Jurgen Hubner
                                       ----------------------------------------
                                       Name: Franz Albers    Hans Jurgen Hubner
                                       Title: Chairman       Chief Executive
                                              Of the Board   Officer


                                    /s/ Jean S. Moore
                                    -------------------------------------------
                                    Jean S. Moore

                                    ALLFIRST COMPANY CUSTODIAN
                                    FOR HOGAN & HARTSON PARTNERS RETIREMENT
                                    PLAN FOR THE BENEFIT OF JEAN S. MOORE


                                    By:  /s/ Leslie S. Christensen
                                       ----------------------------------------
                                       Name: Leslie S. Christensen
                                       Title: Senior Vice President


     [Signature Page to Amended and Restated Registration Rights Agreement]

                                  Schedule 1

                                   Investors

Finpart International S.A.

MUSI Investments S.A.

Jean S. Moore

Allfirst Company Custodian for Hogan & Hartson Partners Retirement Plan for the
  Benefit of Jean S. Moore

Schoeller Textil AG


                                      17